                 AMENDED AND RESTATED LOAN PURCHASE AGREEMENT

                  THIS LOAN PURCHASE AGREEMENT (this "Agreement") is made this 19th day of December, 1995 by and among Companion Mortgage Corporation, a Delaware corporation ("Purchaser") (as successor in interest to Block Financial Corporation, a Delaware corporation), National Consumer Services Corp., L.L.C., a Georgia limited liability company ("NCS") and National Consumer Services Corp. II, L.L.C., a Georgia limited liability company ("NCS II") (which was added as a party hereto pursuant to the First Amendment to Loan Agreement dated as of January 1, 1996), and is amended and restated as of May 1, 1996 (except for Exhibit A which has been amended and shall be amended from time to time pursuant to the provisions of Section 4.3).

                  In consideration of the mutual agreements herein contained, each party agrees as follows:

                                  ARTICLE I
                                 DEFINITIONS

                  1.1. Certain Definitions. In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

         "Answer" shall have the meaning set forth in Section 6.7(c)(i).

         "Business Day" shall mean any day other than a Saturday, Sunday, public holiday under the laws of the State of Missouri or other day on which Purchaser is normally closed in Kansas City, Missouri.

         "Closing Date" shall have the meaning set forth in Section 2.3.

         "Credit Agreement" shall mean that certain Credit Agreement dated December 19, 1995 by and between Seller and Block Financial Corporation, a Delaware corporation, as amended, modified, supplemented, extended or renewed from time to time.

         "Demand" shall have the meaning set forth in Section 6.7(c)(i).

         "Exception Loan" shall mean a Seller Mortgage Loan that, or with respect to which, (i) is made in substantial compliance with the Underwriting Criteria, whether underwritten by either Seller or a third party, and (ii) any variance from the Underwriting Criteria is approved in writing by an executive of Seller in accordance with the policy concerning exceptions to underwriting standards as set forth in Exhibit D attached hereto (as such standards may be amended and modified in writing by the parties from time to

                                      1

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time) prior to the origination of such Seller Mortgage Loan or purchase by

Seller of such Seller Mortgage Loan, as the case may be.

         "FNMA" shall mean the Federal National Mortgage Association, or any successor thereto.

         "Governmental Authority" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator.

         "Guide" shall mean the FNMA Multifamily Seller/Servicer Guide in effect as of the applicable Closing Date.

         "Hazardous Materials" shall mean any dangerous, toxic or hazardous pollutants, chemicals, wastes, medical wastes, or substances, including (without limitation) those so identified pursuant to the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.) or any other environmental laws or regulations now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory," usable work in process," or similar classification that would, if classified as unusable, be included in the foregoing definition.

         "Instituting Party" shall have the meaning set forth in Section 6.7(c)(i).

         "Law" shall mean any law (including common law), constitution, statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

         "Mortgage" shall mean, with respect to a Note, the mortgage, deed of trust or other instrument creating a consensual lien on an estate in fee simple interest in Property securing the obligations of the Mortgagor(s) under such Note.

         "Mortgage Documents" shall mean any and all documents (other than the Mortgage and the Note) required to be executed by the Mortgagor in connection with the Mortgage or the Note.

         "Mortgagee Policy" shall mean, with respect to a Sale Loan, the ALTA Loan Policy of Title Insurance (or other form of Policy of Title Insurance) and endorsements thereto pertaining to the Property securing such Sale Loan.

         "Mortgagor" shall mean the obligor(s) on a Note.

         "Note" shall mean the note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Sale Loan.

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

         "Other Party" shall have the meaning set forth in Section 6.7(c)(i).


         "Property" shall mean the underlying real property, including the improvements thereon, securing a Sale Loan.

         "Purchase Period" shall mean the period commencing January 1, 1996 and ending on December 31, 2001.

         "Purchase List" shall mean a list of Seller Mortgage Loans owned by Seller as of the close of business on the fifth Business Day prior to the date on which such list is sent to Purchaser pursuant to Section 2.2(a), which list includes (without limitation) the information specified by Section 2.2(a).

         "Qualified Insurer" shall mean an insurance company or security or bonding company qualified to write the insurance policy in the relevant jurisdiction that, in the case of a fire, hazard or flood insurance policy, shall have a rating of "A" or better from A.M. Best.

         "Repurchase Closing Date" shall have the meaning set forth in Section 5.3(a).

         "Repurchase Event" shall mean, with respect to a Sale Loan, the occurrence or existence of one or more of the following events or conditions:
(i) Purchaser shall determine that such Sale Loan was not made in accordance with and in compliance with the Underwriting Criteria (provided that this subclause (i) shall not apply to a Sale Loan that is an Exception Loan), (ii) any representation or warranty set forth in Sections 3.2 or 3.3 made or deemed made by Seller with respect to such Sale Loan shall prove to have been false or misleading in any respect as of the time when made or deemed made (including by omission of material information necessary to make such representation or warranty not misleading) (iii) the failure by Seller to make, or cause to be made, any of the deliveries required pursuant to Section 2.3 on or before the date such deliveries were required to be made pursuant to this Agreement and
(iv) with respect to a Third Party Sale Loan, any representation or warranty made or deemed made by the Third Party Seller to Seller pursuant to the Third Party Purchase Agreement with respect to such Third Party Sale Loan shall prove to have been false or misleading in any respect as of the time when made or deemed made (including by omission of material information necessary to make such representation or warranty not misleading).

         "Repurchase Notice" shall have the meaning set forth in Section 5.1.

         "Sale Loan" shall have the meaning set forth in Section 2.1.

         "Seller" shall mean NCS and NCS II collectively as if NCS and NCS II were one combined entity except where the context of this Agreement otherwise clearly requires.

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

         "Seller Mortgage Loan" shall mean a loan extended to a natural person or persons, which loan is (i) secured by a mortgage, deed of trust, or equivalent consensual security interest in such person's or persons' ownership interest in a one- to four-family residential structure attached to real property, and (ii) owned by Seller or otherwise originated for or on behalf of Seller with a view to such loan being arranged for by Seller to be sold to a third party designated by Seller.

         "Third Party Purchase Agreement" shall mean, with respect to a Third Party Sale Loan, a written purchase agreement between Seller and the Third Party Seller pursuant to which such Third Party Sale Loan was purchased by Seller.

         "Third Party Sale Loan" shall mean a Sale Loan underwritten by a party other than Seller.

         "Third Party Seller" shall mean, with respect to a Third Party Sale Loan, the party from whom Seller purchased such Third Party Sale Loan.

         "Underwriting Criteria" shall mean the underwriting criteria and operating policies and procedures set forth in Exhibit A, as may be amended from time to time pursuant to this Agreement.

         "Underwriting Exception Loan" shall mean an Exception Loan other than an Exception Loan that is an Exception Loan for either or both of the following reasons (but for no other reason): (i) the underwriting documentation reviewed or procedures utilized in connection with evaluating the credit risk (including, without limitation, the adequacy of Property securing the obligations of the Mortgagor(s) under such Exception Loan) with respect to such Exception Loan is not in conformity with the Underwriting Criteria (a "Documentation Exception Loan") or (ii) the interest rate for such Exception Loan is not in conformity with those set forth in the Underwriting Criteria for Seller Mortgage Loans that fall within the same interest rate guideline classification; provided, however, that a Documentation Exception Loan shall not be an Underwriting Exception Loan only if alternative underwriting procedures consistent with industry practices and standards are undertaken with respect to such Documentation Exception Loan.

                  1.2. Other Definitional Provisions. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the plural; and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                                  ARTICLE II
                              PURCHASE AND SALE

                  2.1. Purchase and Sale. Subject to the terms and conditions set forth herein, Purchaser agrees to purchase from Seller, and Seller agrees to sell, transfer, assign, set over and convey to Purchaser, all of Seller's right, title and interest in and to each Seller Mortgage Loan made available by Seller pursuant to this Agreement to Purchaser for purchase (each such Seller Mortgage Loan (other than an Underwriting Exception Loan) so made available, and each Underwriting Exception Loan that Purchaser agrees to purchase pursuant to
Section 2.2, is hereinafter referred to as a "Sale Loan"); provided, however, that Purchaser shall not be obligated to purchase a Seller Mortgage Loan that is an Underwriting Exception Loan.

                  2.2. Offering of Sale Loans. (a) Seller shall from time to time during the Purchase Period send to Purchaser by facsimile or other electronic transmission a Purchase List, which shall set forth, among other things, (i) those Seller Mortgage Loans listed thereon that are Sale Loans and
(ii) those Seller Mortgage Loans that are Exception Loans or Underwriting Exception Loans and the reasons why such Seller Mortgage Loans are Exception Loans or Underwriting Exception Loans. On or before the applicable Closing Date, Purchaser shall notify Seller (which notification may be oral) which, if any, Underwriting Exception Loans it will buy on such Closing Date.

                  (b) (i) During the period commencing on the date of this Agreement and ending on December 31, 1998, Seller shall make available to Purchaser pursuant to this Agreement such number of Sale Loans (excluding Underwriting Exception Loans) as is necessary for the aggregate original principal amount of such Sale Loans to equal or exceed 80% of the aggregate original principal balance of all Seller Mortgage Loans (excluding Underwriting Exception Loans) owned by, or originated for or on behalf of, Seller during such period. In addition, Sale Loans (excluding Underwriting Exception Loans) made available to Purchaser during such period pursuant to this Section 2.2 shall be such that the mix of such Sale Loans by lending guideline categories set forth in the Underwriting Criteria shall be substantially the same as the mix by such categories of all Seller Mortgage Loans (excluding Underwriting Exception Loans) owned by, or originated for or on behalf of, Seller during such period.

                      (ii) During each calendar year commencing on January 1, 1999, January 1, 2000 and January 1, 2001, Seller shall make available to Purchaser pursuant to this Agreement such number of Sale Loans (excluding Underwriting Exception Loans) as is necessary for the aggregate original principal amount of such Sale Loans to equal or exceed 80% of the aggregate original principal balance of all Seller Mortgage Loans (excluding Underwriting Exception Loans) owned by, or originated for or on behalf of, Seller during such calendar year; provided that Seller shall not be obligated to make Sale Loans available to Purchaser pursuant to this Agreement during any such calendar year after the aggregate purchase price for such Sale Loans (excluding Underwriting Exception Loans) purchased by Purchaser during such calendar year pursuant to this
                                      5

Agreement equals or exceeds the aggregate purchase price of Sale Loans (excluding Underwriting Exception Loans) purchased by Purchaser from Borrower during the calender year commencing on January 1, 1998.

                  2.3. Transfer and Assignment of Sale Loans. (a) On or before the fifth Business Day after each date on which a Purchase List is sent to

Purchaser pursuant to Section 2.2(a) (a "Closing Date"), Seller shall deliver to Purchaser (or a third party designated in writing by Purchaser), with respect to each Sale Loan identified on such Purchase List:

                  (i) the original Note (if such Note is not already in Purchaser's possession pursuant to the terms of the Credit Agreement), endorsed without recourse, representation or warranty (except for the representations and warranties specifically set forth herein) by Seller to the order of Purchaser and showing a complete chain of title from the originator to Seller;

                  (ii) if an original Note already in Purchaser's possession is not endorsed to the order of Purchaser, an Endorsement to Promissory Note with respect to such original Note, substantially in the form of Exhibit B attached hereto, duly executed by Seller;

                  (iii) any one of the following: (A) the original Mortgage pertaining to such Sale Loan, with evidence that such Mortgage has been recorded in the appropriate jurisdiction in which the Property securing such Sale Loan is located, (B) a true and accurate copy of such Mortgage where the original has been transmitted for recording but such original or a certified copy thereof has not yet been returned by the applicable public recording office or (C) a copy of such Mortgage certified by the public recording office of the jurisdiction in which the Property securing such Sale Loan is located, in those instances where the original recorded Mortgage has been retained by the public recording office or has been lost;

                  (iv) an Assignment of Mortgage/Deed of Trust in recordable form, duly executed and acknowledged by Seller, assigning and transferring all of Seller's rights and interest with respect to the Mortgage pertaining to such Sale Loan (provided that with respect to a Mortgage referred to in Section 2.3(a)(iii)(B), such Assignment of Mortgage/Deed of Trust shall be delivered as provided in this subparagraph (iv) without the applicable missing recording information);

                  (v) originals of all assumption and modification agreements, if any, relating to such Sale Loan;

                  (vi) an original assignment of Mortgage in recordable form, duly executed by the assignor, assigning all of the assignor's rights and interests with respect to the mortgage pertaining to such Sale Loan for each intervening assignment that has not been transmitted for recording;

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

                  (vii) an original recorded assignment of Mortgage or a copy thereof, assigning all of the assignor's rights and interests with respect to the mortgage pertaining to such Sale Loan for each intervening assignment that has been recorded;


                  (viii) a copy of the title commitment pertaining to the Mortgagee Policy relating to such Sale Loan;

                  (ix) such documents and instruments (including, without limitation, certificates of title for purposes of noting liens thereon) as are necessary to perfect Purchaser's security interest or lien on any portion of the Property that constitutes a mobile home; and

                  (x) any Mortgage Documents pertaining to such Sale Loan that are not specifically set forth in this Section 2.3.

                  (b) Within 60 days after each Closing Date, Seller shall deliver to Purchaser (or a third party designated in writing by Purchaser), with respect to each Sale Loan for which the deliveries were required be made on or before such Closing Date pursuant to Section 2.3(a):

                  (i) originals or copies certified by the applicable recording office of all recorded intervening assignments of the Mortgage pertaining to such Sale Loan, showing a complete chain of title in such Mortgage from origination to the Seller, if any, including warehousing assignments, with evidence that such assignments have been recorded in the appropriate jurisdiction in which the Property securing such Sale Loan is located;

                  (ii) the original Mortgagee Policy relating to such Sale Loan, together with any endorsement applicable thereto;

                  (iii) with respect to a Mortgage referred to in Section 2.3(a)(iii)(B), either (A) the original Mortgage pertaining to such Sale Loan, with evidence that such Mortgage has been recorded in the appropriate jurisdiction in which the Property securing such Sale Loan is located, or (B) a copy of such Mortgage certified by the public recording office of the jurisdiction in which the Property securing such Sale Loan is located, in those instances where the original recorded Mortgage has been retained by the public recording office or has been lost; and

                  (iv) with respect to a Mortgage referred to in Section 2.3(a)(iii)(B), an Assignment of Mortgage/Deed of Trust in recordable form, duly executed and acknowledged by Seller, assigning and transferring all of Seller's rights and interest with respect to the Mortgage pertaining to such Sale Loan.

                  (c) All recording fees required for the recording of the Assignments of Mortgage/Deed of Trust from Seller to Purchaser pursuant to this
Section 2.3 shall be at the expense of Purchaser.

                  (d) In addition to the deliveries required by Section 2.3(a) and (b), Seller shall at any time and from time to time upon the request of

Purchaser execute, deliver, file, register and/or record any assignment, notification, transfer form and other documents and do such further acts and things with respect to a Sale Loan, as are necessary to (i) transfer such Sale Loan (and the related Note, Mortgage, Mortgagee Policy and any other related Mortgage Document) to Purchaser so that Purchaser is the sole legal owner of such Sale Loan (and related Note, Mortgage and other Mortgage Documents) free and clear of all liens, security interests and other encumbrances with respect to such Sale Loan (and related Note, Mortgage and other Mortgage Documents) and
(ii) show a complete chain of title from the originator to Purchaser.

                  2.4. Purchase Price. (a) The purchase price for each Sale Loan shall be determined by determining the purchase price for the pool of Sale Loans in which such Sale Loan is included which purchase price shall equal to (i) the aggregate outstanding principal balance of such pool as of the applicable Closing Date, plus (ii) the aggregate accrued but unpaid interest due with respect to such pool as of the applicable Closing Date , plus (iii) a premium determined pursuant to the pricing model set forth in Exhibit E attached hereto.

                  (b) In the event a Sale Loan purchased by Purchaser pursuant to this Agreement is repaid in full within 90 days after the Closing Date pertaining to such Sale Loan and no prepayment penalty is paid by the Mortgagor with respect to such repayment, Purchaser shall notify Seller of such repayment and Seller shall refund to Purchaser that portion of the purchase price paid by Purchaser for such Sale Loan (excluding the portion representing accrued but unpaid interest thereon) that exceeds 100% of the outstanding principal balance of such Sale Loan as of the applicable Closing Date. Such reimbursement shall be paid within 15 days after Purchaser has notified Seller of such repayment.

                  2.5. Payment of Purchase Price. (a) On the applicable Closing Date, Purchaser shall pay to Seller the estimated purchase price for each Sale Loan with respect to which the deliveries required by Section 2.3 have been made on or before such Closing Date. Such estimated purchase price shall be based upon the estimates of the outstanding principal balance and accrued but unpaid interest as of the applicable Closing Date as set forth on the applicable Purchase List.

                  (b) Within three Business Days after the applicable Closing Date, Seller shall determine the actual purchase price for each Sale Loan with respect to which the estimated purchase price was paid to Seller pursuant to
Section 2.5(a) and shall give Purchaser written notice of such actual purchase price. Seller shall pay to Purchaser, on the date written notice of the actual purchase price is given to Purchaser, the amount (if

                                      9

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any) by which the aggregate estimated purchase for Sale Loans purchased by
Purchaser on the applicable Closing Date exceeds the aggregate actual purchase price for such Sale Loans. Within three Business Days after the applicable Closing Date, Purchaser shall pay to Seller the amount (if any) by which the aggregate actual purchase for Sale Loans purchased by Purchaser on the applicable Closing Date exceeds the aggregate estimated purchase price for such

Sale Loans.

                  (c) The estimated purchase price payable to Seller pursuant to
Section 2.5(a) and any amount payable to Seller pursuant to Section 2.5(b) shall be paid by federal wire transfer of funds immediately available at such domestic account designated by Seller.

                  (d) Any amount payable to Purchaser pursuant to Section 2.5(b) shall be paid by federal wire transfer of funds immediately available at such domestic account designated by Purchaser.

                  (e) Upon receipt by Seller of the estimated purchase price pursuant to Section 2.5(a), Purchaser shall become the owner of the Sale Loans with respect to which such estimated purchase price was received and Purchaser shall be entitled to receive from and after the applicable Closing Date all payments and recoveries in respect of such Sale Loans.

                  2.6. Conditions to Sale and Purchase. Purchaser's obligation to purchase each Sale Loan is subject (such condition applies on a loan-by-loan basis) to its sole reasonable determination that as of the Closing Date with respect to such Sale Loan that no Repurchase Event has occurred (and has not been cured) or exists as of such Closing Date. In addition, Purchaser's obligation to purchase all Sale Loans to be sold on a particular Closing Date shall be subject to the receipt by Purchaser on or before such Closing Date of a Manager's Certificate in the form of Exhibit C attached hereto.

                                 ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

                  3.1. General Representations and Warranties of Seller. As of the date of this Agreement and the date of the amendment and restatement of this Agreement, Seller represents and warrants that:

                  (a) Each Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia. Each Seller has the full power and authority to execute and deliver this Agreement, to purchase and hold each Sale Loan and to enter into and perform all of the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary limited liability company and regulatory action. This Agreement constitutes a legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with the terms hereof, subject to bankruptcy, insolvency and other laws relating to the enforcement of creditors' rights in general and to general principles of equity.

                  (b) The execution and delivery of this Agreement, the consummation of the transactions contemplated herein and the compliance with and fulfillment of the terms and conditions of this Agreement will not conflict with or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, the organization or governing instruments of either Seller, any applicable Law or any agreement to which either Seller is a party or by which either Seller or any of its assets or properties are bound.

                  3.2. Representations and Warranties of Seller Pertaining to all Sale Loans. With respect to each Sale Loan, each Seller represents and warrants as of the Closing Date on which Purchaser purchases such Sale Loan pursuant to this Agreement that:

                  (a) Seller is the sole owner, holder and beneficiary of and under, and has good and marketable right and title to, each Sale Loan and the Note and Mortgage pertaining to such Sale Loan, free and clear of any mortgage, pledge, assignment, security interest, lien, charge, claim or encumbrance (other than those arising under the Credit Agreement) and there is no prior outstanding and unreleased assignment, sale or hypothecation thereof. Each Sale Loan is freely assignable and transferable by Purchaser, and the sale and transfer of the Sale Loan from Seller to Purchaser will be free and clear of any and all claims or encumbrances (other than those arising under the Credit Agreement in favor of Purchaser).

                  (b) The Mortgage, Note and Mortgage Documents pertaining to each Sale Loan (i) are genuine and have been duly executed and delivered by the applicable Mortgagor and every required mortgagor, grantor and trustor and (ii) constitute legal, valid and binding obligations, enforceable against them in accordance with the respective terms thereof, subject to bankruptcy, insolvency and other laws relating to the enforcement of creditors' rights in general and to general principles of equity. No Mortgagor has asserted any defense, counterclaim or right of rescission or setoff to the enforcement of such Mortgage, Note or any of the Mortgage Documents or asserted that any provision of such Mortgage, Note or any of the Mortgage Documents is unenforceable, and there is no proceeding pending or threatened in which the validity of such Mortgage, Note or Mortgage Documents or the title of the Mortgagor to the Property encumbered by such Mortgage is being challenged.

                  (c) The Mortgage, Note and Mortgage Documents pertaining to each Sale Loan complied and comply in all material respects with all applicable Laws, including (without limitation) the federal Truth-in-Lending Act (15 U.S.C. ss.ss. 1601 et seq.), the federal Real Estate Settlement Procedures Act (12 U.S.C. ss.ss. 2601 et seq.) and all applicable usury, consumer finance, small loan, equal credit opportunity, flood insurance and disclosure laws. Unless notice has been given to the contrary by Seller to Purchaser pursuant to Section 226.32(e)(3) of Regulation Z, the Sale Loan is not a "high cost mortgage" pursuant to Section 226.32 of Regulation Z of the Truth-in Lending Act.

                  (d) The Mortgage, Note and Mortgage Documents pertaining to each Sale Loan contain customary and enforceable provisions (subject to bankruptcy, insolvency and other laws relating to the enforcement of creditors'

rights in general and to general principles of equity) such as render the rights and remedies of the holder thereof adequate for the realization against the applicable Property of the benefits of the security, including foreclosure, and there is no exemption (other than homestead exemptions) available to any Mortgagor or other mortgagor, trustor or grantor that would interfere with such right to realize such benefits of the security.

                  (e) The Mortgage pertaining to each Sale Loan has been duly and timely filed and recorded in the proper official records and creates a valid lien, with the priority purported to be created thereby, on the Property subject to such Mortgage and all taxes, fees and charges incident to the creation or perfection of such lien have been paid. The Property securing each Sale Loan is free and clear of all mechanics or materialmen's liens and other liens in the nature thereof and all tax liens, and no part of such Property has been released from the lien of the Mortgage encumbering such Property. All currently due and payable real property taxes and assessments, and interest and penalties thereon, relative to the Property securing each Sale Loan have been paid.

                  (f) To Seller's knowledge, the Property securing each Sale Loan is free of substantial damage and is in good repair in all material respects. To Seller's knowledge, such Property is not affected by a condition arising as a result of, or arising from, the presence of Hazardous Materials on such Property; provided, however, that Seller's knowledge of the existence of such a condition shall be deemed a breach of this representation and warranty only if (i) such Sale Loan would be ineligible, solely by reason of such condition, for purchase by the FNMA under the terms of Section 501.04 (or similar or successor provisions) of the Guide (assuming such Sale Loan were otherwise eligible for purchase) or (ii) such condition constitutes, solely by reason of such condition, a material violation of applicable Law.

                  (g) Each Property securing each Sale Loan is covered by a Mortgagee Policy issued by a Qualified Insurer, insuring that the Mortgage pertaining to such Sale Loan is a valid lien, with the priority purported to be created thereby, on such Property, subject only to standard exceptions stated therein and such Mortgagee Policy is in full force and effect, is assignable and will inure to the benefit of Purchaser and its successors and assigns as mortgagee or owner of record. Neither Seller nor any prior mortgagee has done, by act or omission, anything that would materially impair the coverage of any such Mortgagee Policy.

                  (h) Each Property securing each Sale Loan is covered by, and the servicer of each Sale Loan is required to maintain with respect to such Property, a fire and hazard insurance policy issued by a Qualified Insurer with extended coverage containing a mortgagee's loss payable clause and suitable provisions for payment of mortgages in order of priority. Such insurance policy is in full force and effect and is in an amount not less than the least of (i) the outstanding principal balance of the Sale Loan and the related senior mortgage, if any, (ii) the full insurable value of such Property and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis.

                  (i) Each Property securing a Sale Loan that is located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazard is covered by, and the servicer of each Sale Loan is required to maintain with respect to such Property, a flood insurance policy issued by a Qualified Insurer containing a mortgagee's loss payable clause and suitable provisions for payment of mortgages in order of priority. Such insurance policy is in full force and effect and is in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Sale Loan and the related senior mortgage, if any, (ii) the full insurable value of such Property and (iii) the minimum amount of insurance available under the National Flood Insurance Act of 1968, as amended.

                  (j) The outstanding principle balance of each Seller Mortgage Loan (including each Sale Loan) as set forth in the Purchase List pertaining to each Sale Loan and all other information set forth in such Purchase List (other than estimates) is complete and accurate.

                  (k) There is no payment default or other material non-payment default, breach, violation or event of acceleration by any Mortgagor existing under the Mortgage, Note or Mortgage Documents pertaining to each Sale Loan and there is no event that, with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration. No such default, breach, violation or event of acceleration has been waived, and no such Mortgage, Note or Mortgage Documents have been altered, amended or modified in any respect except for alterations, amendments or modifications with respect to which deliveries have been made pursuant to
Section 2.3. No regularly scheduled payment on a Note was (or is) more than 30 days delinquent past the performance or due date during the preceding 12-month period.

                  (l) Seller has no knowledge of any pending, proposed or threatened condemnation action or eminent domain proceeding relative to the Property securing each Sale Loan or of any pending, proposed or threatened legal action (including, without limitation, bankruptcy or insolvency proceedings) instituted by or with respect to the Mortgagor, Mortgage, Note or Property pertaining to such Sale Loan that does or may adversely affect such Property or the collection or enforcement or such Note or Mortgage or the priority of the lien of such Mortgage.

                  (m) The proceeds of each Sale Loan have been fully disbursed and there is no requirement for future advances thereunder, and all costs, fees and expenses payable in connection with the making and origination of such Sale Loan have been paid.

                  (n) The servicing and collection practices used by Seller or by any third-party servicing or collection agent on its or any other holder's behalf have been in all respects legal and prudent and have met customary standards utilized by mortgage lenders in their residential mortgage servicing businesses (including, without limitation, the establishment of any escrow accounts).

                  (o) Each Sale Loan is free and clear of any and all servicing rights of Seller or any third-party servicer, and there is no obligation or requirement that such Sale Loan be serviced by any particular servicer. Upon the purchase by Purchaser of such Sale Loan, Purchaser shall be entitled to cause such Sale Loan to be serviced by a servicer designated by Purchaser in its sole discretion.

                  3.3. Representations and Warranties of Seller Pertaining to Sale Loans Underwritten by Third Parties. With respect to each Third Party Sale Loan, each Seller represents and warrants (in addition to the representations and warranties made in Section 3.2) that such Third Party Sale Loan was purchased by Seller pursuant to a Third Party Purchase Agreement that, among other things, (i) contains standard representations and warranties from the Third Party Seller of the type typically contained in residential mortgage loan purchase agreements and (ii) provides for the Third Party Seller to repurchase, on Seller's demand, such Third Party Sale Loan in the event that any misstatement of material fact or material breach of any warranty contained therein is discovered by Seller, its designee, their respective successors and assigns, the ultimate investor or by the Third Party Seller over the entire life of such Sale Loan.

                  3.4. Representations and Warranties by Purchaser. As of the date of this Agreement, and subsequently with respect to each Sale Loan as of the Closing Date on which Purchaser purchases such Sale Loan pursuant to this Agreement, Purchaser represents and warrants that:

                  (a) Purchaser is duly organized and validly existing as a corporation under the laws of the State of Delaware and has the corporate power to execute and deliver this Agreement and to enter into and perform all of the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action.

                  (b) The execution and delivery of this Agreement, the consummation of the transactions contemplated herein and the compliance with and fulfillment of the terms and conditions of this Agreement will not conflict with or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, the organizational or governing instruments of Purchaser, any applicable Law (other than the federal Real Estate Settlement Procedures Act or similar law pertaining to the origination of mortgage loans) or any agreement to which Purchaser is a party or by which it or any of its assets or properties are bound.

                                  ARTICLE IV
                            UNDERWRITING CRITERIA

                  4.1. Underwriting Criteria for Seller Mortgage Loans. (a) Seller covenants and agrees that all Seller Mortgage Loans (other than

Exception Loans), whether underwritten by either Seller or a third party, shall be made in accordance and compliance with the Underwriting Criteria

                  4.2. Requests for Amendments of Underwriting Criteria. Purchaser may from time to time, but not more than once in any calendar quarter, request Seller to amend, modify, supplement or replace the Underwriting Criteria, which request shall be in writing and set forth such requested amendment, modification, supplement or replacement. In the event Seller fails for any reason to amend, modify, supplement or replace the Underwriting Criteria pursuant to Purchaser's request within one month after the date of such request, Purchaser shall have the right to terminate its obligations to purchase Seller Mortgage Loans within 10 days after the foregoing one-month period shall have expired in accordance with the provisions of Section 7.2(b); provided, however, that Purchaser shall have the right to terminate such obligations to purchase Seller Mortgage Loans only if (i) the charge-off or delinquency rates pertaining to Seller Mortgage Loans made pursuant to the Underwriting Criteria requested by Purchaser to be amended, modified, supplemented or replaced are greater than the respective charge-off or delinquency rates published by the National Second Mortgage Association for the period most closely corresponding to the period during with such Underwriting Criteria were in effect or (ii) the changes requested by Purchaser to be made to the Underwriting Criteria are substantially consistent with the full range of home equity loan products then offered by recognized consumer finance companies in geographic areas in which Seller Mortgage Loans are then being made.

                  4.3 Amendments of Underwriting Criteria. Seller shall not amend, modify, supplement or replace the Underwriting Criteria without the prior written consent of Purchaser.

                  4.4. Relationship Between Underwriting Criteria and Representations and Warranties. In the event of any inconsistencies between the Underwriting Criteria and the representations and warranties of Seller under
Section 3.2 with respect to a Sale Loan, (i) such representations and warranties shall prevail over, and shall not be deemed waived by, the Underwriting Criteria and (ii) such Sale Loan shall comply with such representations and warranties notwithstanding the Underwriting Criteria. In no event shall such representations and warranties be amended, or deemed amended, by any amendment, modification, supplementation or replacement to or of the Underwriting Criteria, it being expressly agreed that such representations and warranties shall be amended only by a writing signed by the parties hereto, which writing shall state explicitly that such representations and warranties are being amended and shall set forth such amendment.

                                  ARTICLE V
                       SELLER'S REPURCHASE OBLIGATIONS

                  5.1. Repurchase Obligation. In the event any Repurchase Event occurs or exists with respect a Sale Loan purchased by Purchaser pursuant to this Agreement, Purchaser shall have the right, but not the obligation, to sell, transfer, assign, set over and convey to Seller (in which case Seller shall purchase from Purchaser) such Sale Loan, such purchase and sale to be at the price and on the terms set forth in Section 5.2. Purchaser shall exercise the right granted pursuant to this Section 5.1, if at all, by giving written notice of exercise (a "Repurchase Notice") to the Seller within 90 days after the Closing Date pertaining to such Sale Loan; provided that with respect to a Repurchase Event that arises from the failure of Seller to make, or cause to be made, any of the deliveries required pursuant to Section 2.3(b) on or before the date such deliveries were required to be made pursuant to this Agreement such Repurchase Notice shall be given to Seller within 150 days after the applicable Closing Date.

                  5.2. Repurchase Price. The purchase price for each Sale Loan purchased by Seller pursuant to Section 5.1 shall be an amount equal to (i) the outstanding principal balance of such Sale Loan as of the applicable Repurchase Closing Date, plus (ii) any premium paid by Purchaser for such Sale Loan, plus
(iii) the accrued but unpaid interest due with respect of such Sale Loan as of the applicable Repurchase Closing Date, plus (iv) the recording fees and other expensed incurred by Purchaser in connection with recording the Mortgage assignments pertaining to such Sale Loan, plus (v) any advances for taxes and insurance pertaining to such Sale Loan.

                  5.3. Repurchase Closing. (a) The consummation of each purchase and sale of a Sale Loan pursuant to this Article V shall take place on or before the date 30 days after the date of the Repurchase Notice (the "Repurchase Closing Date").

                  (b) On or before the Repurchase Closing Date, Purchaser shall deliver to Seller (or a third party designated in writing by Seller), with respect to the applicable Sale Loan (but only to the extent such items were delivered previously to Purchaser pursuant to Section 2.3):

                  (i) the original Note, endorsed without recourse by Seller to the order of Purchaser and showing a complete chain of title from the originator to Seller (but only to the extent such Note is not security for Seller's obligations under the Credit Agreement);

                  (ii) the original Mortgage pertaining to such Sale Loan;

                  (iii) An Assignment of Mortgage/Deed of Trust in recordable form, duly executed and acknowledged by Purchaser, assigning and transferring all of Purchaser's rights and interest with respect to the Mortgage pertaining to such Sale Loan;

                  (iv) originals of all assumption and modification agreements, if any, relating to such Sale Loan; and

                  (v) the original Mortgagee Policy relating to such Sale Loan, together with any endorsement applicable thereto, assigning and transferring to Seller all of Purchaser's rights and interests under each such Mortgagee Policy, together with the assignee endorsements to such title insurance policies.

                  (c) All recording fees required for the recording of the Assignments of Mortgage/Deed of Trust pursuant to this Section 5.3 shall be at the expense of Seller.

                  (d) In addition to the deliveries required by Section 5.3(b), Purchaser shall at any time and from time to time upon the request of Seller, at Seller's expense, execute, deliver, file, register and/or record any assignment, notification, transfer form and other documents and do such further acts and things, as are reasonable necessary to transfer the applicable Sale Loan to Purchaser.

                  (e) The purchase price for each Sale Loan purchased by Seller pursuant to Section 5.1 shall be paid on the applicable Repurchase Closing Date as follows:

                  (i) Such purchase price shall be deemed a "Loan" (as such term is defined in the Credit Agreement) made from Purchaser to Seller as of the Repurchase Closing Date under the Credit Agreement, but only if (A) Purchaser is obligated as of the Repurchase Date to make Loans to Seller under the Credit Agreement and (B) such Loan does not cause the aggregate then-outstanding principal amount of "Loans" under the Credit Agreement to exceed the maximum aggregate amount of "Loans" then permitted thereunder.

                  (ii) In the event such purchase price is not paid in the form of a "Loan" made from Purchaser to Seller under the Credit Agreement pursuant to the foregoing subclause (i), such purchase price shall be paid on the Repurchase Closing Date by federal wire transfer of funds immediately available at such domestic account designated by Purchaser.

                  (f) Upon receipt by Purchaser of the purchase price pursuant to Section 5.3(e), Seller shall become the owner of the Sale Loan with respect to which such purchase price was received and Seller shall be entitled to receive from and after the applicable Closing Date all payments and recoveries in respect of such Sale Loan.

                                  ARTICLE VI
                               OTHER AGREEMENTS

                  6.1. Payover; Set-off. (a) If Seller receives any payment with respect to any Sale Loan after the applicable Closing Date on which such Sale Loan was purchased by Purchaser pursuant to this Agreement, Seller shall promptly pay over to Purchaser the amount so received, and until so paid over, the same shall be held by Seller in trust for Purchaser. If Purchaser receives any payment with respect to any Sale Loan after the applicable Repurchase Closing Date on which such Sale Loan was repurchased by Seller pursuant to Article V, Purchaser shall (subject to any rights of Purchaser under the Credit Agreement) promptly pay over to Seller the amount so received, and until so paid over, the same shall be held by Purchaser in trust for Seller.

                  (b) Seller hereby agrees that if any amount due from Seller to Purchaser under Sections 2.5(b) or 5.3(e) of this Agreement is not paid to Purchaser when due, then Purchaser shall have the right, without notice to Seller, to set-off against and to appropriate and apply to such amount due any purchase price due from Purchaser to Seller under this Agreement. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not Purchaser shall have given notice or made any demand to Seller, and regardless of the existence or adequacy of any collateral or any other security, right or remedy available to Purchaser. The rights provided by this paragraph are in addition to all other rights and remedies that Lender may otherwise have under this Agreement, the Credit Agreement, any other Loan Document (as such term is defined in the Credit Agreement, at law or in equity, or otherwise, and nothing in this Agreement, the Credit Agreement or any other Loan Document shall be deemed a waiver or prohibition of or restriction on the rights of set-off of Purchaser.

                  6.2. Records. Seller shall keep all proper records and books of account and all other records required with respect to the determination of the purchase prices for Sale Loans by Purchaser pursuant to this Agreement. Purchaser may cause such records to be audited, at Purchaser's expense, to verify information upon which the determination of such purchase prices are based; provided that Seller shall reimburse Purchaser on a prompt basis for the cost of such audit in the event such audit reveals that the aggregate purchase price of Sale Loans purchased by Purchaser during the period covered by such audit is greater than the amount of the aggregate purchase price actually due for such period by an amount greater than 5% of the aggregate purchase price actually due for such period. Any such audit may be conducted by Purchaser or Purchaser's representatives upon one week's notice during regular business hours at Seller's offices and in such manner as not to significantly interfere with Seller's normal business activities.

                  6.3. Power of Attorney. Seller hereby irrevocably constitutes and appoints Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, without notice to or assent by Seller to execute, deliver, file, attach, register or record any assignment, endorsement, notification, transfer form or other document or instrument of conveyance or transfer with respect to a Sale Loan and the Mortgage, Note and Mortgage Documents pertaining to such Sale Loan, as is necessary to transfer (and to record such transfer) such Sale Loan and the related Mortgage, Note and Mortgage Documents to Purchaser so that Purchaser is the sole legal owner of record of such Sale Loan and related Mortgage, Note and Mortgage Documents free and clear of all liens, security interests and other encumbrances. Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  6.4. Servicing. As of the Closing Date for each Sale Loan, Purchaser shall assume complete responsibility for the servicing and administration of such Sale Loan, including (without limitation) the collection of all payments thereunder, and Seller (or any third-party servicer acting on behalf of Seller) shall have no further servicing or administrative responsibilities with respect to such Sale Loan. Seller shall assist, and shall cause each third-party servicer acting on its behalf to assist, Purchaser in the transfer of servicing and administrative responsibilities with respect to such Sale Loan to facilitate a smooth and efficient transfer of such obligations.

                  6.5. Indemnification. Seller agrees to indemnify and hold harmless Purchaser and its officers, directors and employees harmless from and against any and all suits, judgments, claims, actions, causes of action, proceedings (regulatory or otherwise) demands, losses, damages, obligations, penalties, fines, forfeitures, costs, expenses (including reasonable attorneys fees actually incurred) and liabilities of any nature incurred or suffered by them as a result of, or arising out of, any breach of Seller's representations or warranties contained in Section 3.1; provided that in the event Seller repurchases a Sale Loan pursuant to Article V, the recovery of Purchaser under this Section 6.5 shall be limited to out-of-pocket expenditures of Purchaser resulting directly from Seller's breach of such representations or warranties with respect to such Sale Loan. The provisions of this Section 6.5 shall survive any termination or expiration of this Agreement.

                  6.6. Commissions. Each party represents to the other party that it is not a party to any agreement, commitment or arrangement, written or oral, with any person or entity whereby such person or entity is or may become entitled to any finder's, broker's or similar fee or commission in connection with the transactions between Purchaser and Seller as contemplated by this Agreement. If any claims for finder's fees or broker's fees or commissions are ever made against Seller or Purchaser by any person or entity in connection with the transactions contemplated by this Agreement, all such claims will be handled and paid by the party whose actions or alleged commitments form the basis of such claim, and the party whose actions or alleged commitments form the basis of such claim shall indemnify and hold harmless the other party from and against any and all such claims.

                  6.7. Arbitration. (a) Except in the event of any litigation or proceeding commenced by any third party against Seller or Purchaser in which the other party is an indispensable party or potential third party defendant, and except for enforcement of any interim or preliminary remedy (to the extent such remedy is sought before the arbitration panel is duly appointed and convened), any dispute or controversy between Seller and Purchaser involving the interpretation, construction or application of any terms, covenants or conditions of this Agreement, or transactions under this Agreement, or any claim arising out of or relating to this Agreement, or transactions under this Agreement, shall, on the request of one party served on the other, be submitted to arbitration in accordance with the provisions of this
Section 6.7; provided, however, that this Section 6.7 shall in no way be deemed to impose a duty to submit to arbitration any dispute or controversy pertaining in any way to the Credit Agreement.

                  (b) Any such dispute, controversy or claim will be settled by arbitration in the Kansas City metropolitan area (except as may otherwise be agreed by the parties in their discretion) in accordance with the rules of the American Arbitration Association then in effect, except as herein specifically otherwise stated or amplified, and judgment upon the award rendered by the arbitrators may be entered in court having jurisdiction over the party against whom the award is sought to be entered.

                  (c) Notwithstanding anything to the contrary that may or hereafter by contained in the rules of the American Arbitration Association, the procedures set forth in this paragraph (c) shall apply.

                  (i) A notice of arbitration shall set forth a clear and plain statement of the matter that the party sending the notice ( the "Instituting Party") believes to be a breach or is in dispute. The demand (the "Demand") shall reference principal provisions of this Agreement that the Instituting Party views as controlling or out of the interpretation of which the dispute arises, and shall attach copies of all pertinent documents and other things then in its possession that the Instituting Party views as having direct bearing on the relief sought under the Demand. The receiving party (the "Other Party") shall, within 20 days of receipt of the Demand, provide to the Instituting Party and to the arbitrators a response (the "Answer"), referencing provisions of this Agreement that the Other Party views as controlling, and shall attach copies of all pertinent documents and other things (other than those attached to the Demand) then in its possession that it views as having direct bearing to support the contentions of the Answer. Each party shall appoint one person to hear and determine the dispute within ten days after the Other Party's receipt of the Demand. (If a party fails to so designate is arbitrator within such ten days, the arbitrator designated by the party designating an arbitrator shall act as the sole arbitrator and shall be deemed to be the single, mutually approved arbitrator to resolve the controversy.) The two persons so chosen shall, within 20 days, select a third impartial arbitrator. If they fail to do so within such 20 days, either party may petition a court of competent jurisdiction in the Kansas City metropolitan area (or in any other jurisdiction to which both parties may, in their discretion, agree) to appoint the third arbitrator. The majority decision of the three-arbitrator panel (or the decision of the single arbitrator) shall be final, binding, conclusive and nonappealable.

                  (ii) Each arbitrator shall be experienced in the mortgage banking industry. Each party shall pay the arbitrator it designated and shall share the cost of the third (or, if applicable, the sole) arbitrator. In the event the parties are unable to agree upon a rate of compensation for the third (or sole) arbitrator, the arbitrator shall be compensated for services at a rate to be determined by the American Arbitration Association.

                  (iii) The arbitrators shall endeavor to promptly schedule the hearings, and to hold the hearings (on consecutive days if practicable), and shall have authority to award relief under legal or equitable principals, including interim or preliminary relief. Nothing in this subparagraph (iii) shall impair the right of a party to seek interim or preliminary relief in a court of competent jurisdiction before the arbitration panel is constituted and convened.

                  (iv) Other than attorneys' fees and expenses (which shall be borne by the party incurring the same), the costs of the arbitration shall be borne by the losing party or shall be allocated between the parties in such proportion as the arbitrators decide.

                  (v) The arbitrators shall, upon request by either party, promptly (and in all events within 30 days of the conclusion of the hearing) issue a proposed written opinion of their findings of fact and conclusions of law, which shall become final and binding in accordance with the terms thereof unless either or both parties seek reconsideration in accordance with Section 6.7(c)(vi) of this Agreement. In making their decision, the arbitrators shall be bound by the terms of this Agreement.

                  (vi) Either party shall have the right, within 20 days of receipt of the arbitrators' proposed opinion, to file with the arbitrators a motion to reconsider (accompanied by a reasoned memorandum), and the other party shall have 20 days to respond to that memorandum. After receipt of such memorandum and response, if any, the arbitrators thereupon shall reconsider the issues raised by such motion and, promptly, either confirm or change their majority decision, which shall then be final and conclusive upon both parties. The costs for such a motion for reconsideration and written opinion of the arbitrators shall be borne by the moving party, or shared equally by both parties if both parties request such reconsideration.

                                 ARTICLE VII
                                     TERM

                  7.1. Applicability of Purchase and Sale Obligations. The obligations of Purchaser to purchase Seller Mortgage Loans pursuant to this Agreement, and the obligations of Seller to make Seller Mortgage Loans available to Purchaser for purchase and to sell Seller Mortgage Loans to Purchaser, shall apply only with respect to Seller Mortgage Loans that are owned by, or originated for or on behalf of, Seller during the Purchase Period.

                  7.2. Termination of Purchase and Sale Obligations. (a) The obligations of Purchaser to purchase Seller Mortgage Loans pursuant to this Agreement, and the obligations of Seller to make Seller Mortgage Loans available to Purchaser for purchase and to sell Seller Mortgage Loans to Purchaser, may be terminated:

                  (i)  by the mutual written agreement of Seller and Purchaser;

                  (ii) by Purchaser, pursuant to Section 4.2 or if (A) there is a failure by Seller to perform or observe any material term, covenant or agreement contained in this Agreement and any such failure shall remain unremedied for 10 days after written notice of such failure shall have been given to Seller by Purchaser, (B) there is an order or decree restraining, enjoining, prohibiting, invalidating or otherwise preventing Purchaser's performance of any of its material obligations hereunder, (C) there shall be pending, or any Governmental Authority shall have notified Purchaser of its intention to institute, any action, suit or proceeding against Purchaser to restrain, enjoin, prohibit, invalidate or otherwise prevent Purchaser's performance of any of its material obligations hereunder, (D) there is a dissolution, termination or existence, insolvency, appointment of a receiver of any part of the property of, or assignment for the benefit of creditors by, or the commencement of any proceeding by or against, Seller under any bankruptcy or insolvency law, (E) the Credit Agreement, any "Loan Document" (as such term is defined in the Credit Agreement) or any "Other Transaction Document" (as such term is defined in the Credit Agreement and including this Agreement) or any material term or provision thereof shall cease to be in full force and effect, or any party thereto (other than Purchaser) shall, or shall purport to, terminate, repudiate, declare voidable or void or contest the enforceability of any term thereof or obligation thereunder, or any party thereto (other than Purchaser) shall default beyond any applicable grace or cure period in the observance or performance of any material term, provision or condition thereof, (F) a Repurchase Event occurs or exists at any time with respect to Sale Loans constituting in number greater than 5% of all Sale Loans sold by Seller to Purchaser pursuant to this Agreement, or (G) Purchaser's obligations to make "Loans" (as such term is defined in the Credit Agreement) under the Credit Agreement terminates or expires for any reason;

                  (iii) by Seller, if (A) there is a failure by Purchaser to perform or observe any material term, covenant or agreement contained in this Agreement and any such failure shall remain unremedied for 10 days after written notice of such failure shall have been given to Purchaser by Seller, (B) there is an order or decree restraining, enjoining, prohibiting, invalidating or otherwise preventing Seller's performance of any of its material obligations hereunder; (C) there shall be pending, or any Governmental Authority shall have notified Seller of its intention to institute, any action, suit or proceeding against Seller to restrain, enjoin, prohibit, invalidate or otherwise prevent Seller's performance of any of its material obligations hereunder, or (D) there is a dissolution, termination or existence, insolvency, appointment of a receiver of any part of the property of, or
                                      21
         assignment for the benefit of creditors by, or the commencement of any proceeding by or against, Purchaser under any bankruptcy or insolvency law.

                  (b) Purchaser and Seller shall exercise a right of termination provided in this Section 7.2 by written notice to the other party. Upon such termination, the obligations to purchase and sell Seller Mortgage Loans (including any Sale Loan with respect to which such termination occurs after the date the Purchase List pertaining to such Sale Loan was sent to Purchaser pursuant to Section 2.2(a), but before the Closing Date with respect to such Sale Loan) shall automatically and immediately cease. Termination pursuant to this Section 7.2 shall not otherwise affect the rights or obligations of the parties hereto under this Agreement.

                                 ARTICLE VIII
                                MISCELLANEOUS

                  8.1. Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be given by registered or certified mail, return receipt requested, or by nationally recognized overnight courier, by first-class mail, or by facsimile transmission (with confirmation in writing mailed first-class or sent by such overnight courier), or by electronic mail (with confirmation by telephone) or by personal delivery, addressed as follows:

                  If to Purchaser, to:

                           Companion Mortgage Corporation
                           4435 Main Street, Suite 500
                           Kansas City, Missouri 64111
                           Attention: Clifford A. Davis, Jr.
                           Facsimile: 816-561-0673
                           CompuServe Address: 72662,3472

                  If to Seller, to:

                           National Consumer Services Corp., L.L.C.
                           16 Perimeter Center East, Suite 1600
                           Atlanta, Georgia 30346
                           Attention:  John B. Stanforth
                           Facsimile: 770-668-0541
                           CompuServe Address: 74774,1744

                  Any party may change the address to which it desires notices to be sent by giving the other party ten (10) days' prior notice of any such change. Any notices shall be shall be deemed effective on the earliest to occur of receipt, telephone confirmation of receipt of facsimile transmission, one Business Day after delivery to a nationally-recognized overnight courier, or three Business Days after deposit in the mail.

                  8.2. Confidentiality. Each of the parties hereby acknowledges the desire of the other party to maintain confidentiality with respect to the terms of the transactions contemplated by this Agreement. Each party agrees that neither it nor its agents will disclose the specific terms of this Agreement to any person (except to its accountants, attorneys, lenders, regulators, agents and other persons having a legitimate interest in the terms hereof in the ordinary course of such party's business) without the prior written consent of the other party.

                  8.3. Modification; No Waiver. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto. No waiver of any breach of, or failure to perform or observe, any material term, covenant or agreement contained in this Agreement shall constitute or be construed as a waiver by Purchaser or Seller of any subsequent breach or failure or of any breach of or failure with respect to any other provisions of this Agreement.

                  8.4. Prior   Understandings.   This  Agreement  supersedes
all  prior  understandings   whether written or oral, between the parties hereto
relating to the transactions provided herein.

                  8.5. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of Missouri, without regard to choice of law rules thereof.

                  8.6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their representative successors and assigns and shall not be assigned by either party hereto without the prior written consent of the other party hereto, and any purported assignment without such consent shall be void; provided that BFC may assign this Agreement to H&R Block, Inc. or any direct or indirect wholly owned subsidiary of H&R Block, Inc.

                  8.7. Not a Joint Venture. Neither this Agreement nor the transactions contemplated by this Agreement shall be deemed to give rise to a partnership or joint venture between Purchaser and Seller.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date set forth above.

                         COMPANION MORTGAGE CORPORATION

                         By ____________________________
                             Clifford A. Davis, Jr.
                             President


                         NATIONAL CONSUMER SERVICES
                         CORP., L.L.C.


                         By _____________________________
                             John B. Stanforth
                             President


                         NATIONAL CONSUMER SERVICES
                         CORP. II, L.L.C.


                         By ______________________________
                             John B. Stanforth
                             President